                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (date of earliest event reported): April 11, 2001



                                 XCARE.NET, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        000-29273                 85-0373486
(State or other jurisdiction of     (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                                 Identification Number)
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                   6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1400,
                            ENGLEWOOD, COLORADO 80111
                    (Address of principal executive offices)

                                 (303) 488-2019
              (Registrant's telephone number, including area code)



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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountants.

         (i) On April 11, 2001, we dismissed our principal independent accountants PricewaterhouseCoopers LLP.

         (ii) PricewaterhouseCoopers LLP's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants was recommended by our audit committee and was approved by our board of directors.

         (iv) During the two most recent fiscal years and through April 11, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

         (v) During the two most recent fiscal years and through April 11, 2001, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(b)      New Independent Accountants.

         (i)      We have retained Ernst & Young LLP effective as of April 18,
                  2001 to perform the annual audit of our financial statements.
                  During the two most recent fiscal years and through April 11, 2001, we have not consulted with Ernst & Young LLP regarding
                  (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item
                  304(a)(1)(v)) or reportable event (as defined in Regulation
                  S-K, Item 304(a)(1)(v)).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

        EXHIBIT
        NUMBER                                               DESCRIPTION
        -------                                              -----------
        16.1               Letter dated as of April 17, 2001 from PricewaterhouseCoopers LLP to the Securities and
                           Exchange Commission
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           XCARE.NET, INC.
                                           (Registrant)



Date:  April 18, 2001                      By: /s/ Gary T. Scherping
                                              -------------------------------
                                              Gary T. Scherping
                                              Senior Vice President, Finance and
                                              Chief Financial Officer




                                      -2-
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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                                                     DESCRIPTION
       -------                                                    -----------
        16.1               Letter dated as of April 17, 2001 from PricewaterhouseCoopers LLP to the Securities and
                           Exchange Commission